May 29, 1998


                                  THE RBB FUND, INC.

             AMENDMENT TO PLANS OF DISTRIBUTION PURSUANT TO RULE 12B-1



                  Upon the resolution of the Board of Directors of The RBB Fund, Inc. (the "Fund"), the Plans of Distribution Pursuant to Rule 12b-1 (the "Plans") listed below hereby are amended as follows, effective as of the close of the New York Stock Exchange on May 29, 1998:

1. All references in the Plans to any specific entity that has acted distributor of the Fund are replaced with the generic term "the Distributor."

2. The third and fourth recitals on page 1 of each Plan, which contain outdated references, are deleted.

THE PLANS

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class G)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class H)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class I)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class J)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class K)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class L)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class M)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class N)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class O)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class P)

BULLET Amendment No. 1 to Plan of Distribution Pursuant to Rule 12b-1 (Classes A through Q)

BULLET Plan of Distribution Pursuant to Rule 12b-1 (Classes Alpha 1 through Alpha 4)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Classes Beta 1 through
         Beta 4)

BULLET Plan of Distribution Pursuant to Rule 12b-1 (Classes Gamma 1 through Gamma 4)

BULLET Plan of Distribution Pursuant to Rule 12b-1 (Classes Delta 1 through Delta 4)

BULLET Plan of Distribution Pursuant to Rule 12b-1 (Classes Epsilon 1 through Epsilon 4)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Classes Eta 1 through
         Eta 4)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Classes Zeta 1 through
         Zeta 4)

BULLET Plan of Distribution Pursuant to Rule 12b-1 (Classes Theta 1 through Theta 4)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class II)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class JJ)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class KK)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class LL)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class MM)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class NN)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class OO)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class PP)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class QQ)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class RR)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class SS)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class TT)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class UU)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class VV)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class WW)

BULLET   Plan of Distribution Pursuant to Rule 12b-1 (Class XX)